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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      001-11077               22-2722773
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      (State or Other                  (Commission             (IRS Employer
Jurisdiction of Incorporation)         File Number)       Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 491-4800

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On October 28, 2004, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports with the U.S. Bankruptcy Court and the U.S. Trustee for the period from September 1, 2004 through September 30, 2004.

Item 9.01 Financial Statements and Exhibits

         (a)      Exhibits

                  99.1  -  DVI, Inc. Monthly Operating Report for the period from September 1, 2004 through September 30, 2004.


                  99.2  -  DVI Financial Services Inc. Monthly Operating
                           Report for the period from September 1, 2004 through September 30, 2004.

                  99.3  -  DVI Business Credit Corporation Monthly Operating
                           Report for the period from September 1, 2004 through September 30, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DVI, INC.

                                       By:     /s/ Montgomery W. Cornell
                                             -----------------------------
                                              Montgomery W. Cornell
                                              Chief Restructuring Officer

Dated: November 1, 2004